SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event filed):  September 20, 1999

                              UNITED GROCERS, INC.
             (Exact name of registrant as specified in its charter)



                                     Oregon
                 (State or other jurisdiction of incorporation)


        2-60487                                                 93-0301970
------------------------                                ------------------------
(Commission File Number)                                (IRS Employer
                                                             Identification No.)




                  6433 S.E. Lake Road, Milwaukie, Oregon 97222
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (503) 833-1000
                                                          ----------------

Item 5.  Other Events.


         FOR THE REASONS STATED BELOW, THIS FORM 8-K IS INTENDED TO QUALIFY AND CORRECT UNITED GROCER'S INC.'S FORMS 10-K AND FORMS 10-Q FOR THE PERIODS 1991 TO 1996 AND ITS FORMS 10-Q FOR THE INTERIM PERIODS OF 1996 AND 1997.

         As discussed in United Grocers, Inc.'s (the "Company") prior filings, in the course of preparing the Company's financial statements for the fiscal year ending October 3, 1997, management determined that previously issued financial statements should be revised. The Company filed a Form 8-K on December 23, 1997 with respect to this event. Because of the difficulties encountered, the 1997 audit was not completed until March 1998, and it was determined that a re-audit of 1996 would involve unreasonable effort or expense. The 1997 audit and related accounting consultations cost approximately $600,000 and management resources were not available to restate prior period financial statements.

         In its Form 8-K (filed December 23, 1997) and Rule 12b-25 notifications (filed February 17, 1998, May 19, 1998, August 18, 1998 and January 1, 1999), the Company highlighted the restatement issues and provided updated information on the status of the investigation and United's financial condition. Through these reports (and a press release attached to the May 19, 1998 Rule 12b-25 notification), the Company advised its shareholders, noteholders and the public of its financial condition and its inability to provide the required financial information.

         Recently, the Company engaged its auditors to re-audit the fiscal year ended September 27, 1996 in connection with the proposed merger of the Company and Certified Grocers of California, Ltd. The cost was approximately $100,000 due to the difficulty of obtaining supporting information. The 1996 audit was completed on April 30, 1999.

         At great effort, the Company has re-audited financial statements for fiscal year 1996 and has audited financial statements for fiscal years 1997 and 1998, and such information is reflected in its Forms 10-K for fiscal years 1997 and 1998, as amended. The following Company reports contain financial statements and information reflecting the restatement and with available information:

o        Form 10-K/A for the period ended October 2, 1998
o        Forms 10-Q for the periods ended January 2, 1998, April 3, 1998 and July 2, 1998
o        Form 10-K for the period ended October 3, 1997
o        Form 8-K for the event of May 15, 1998
o        Form 8-K for the event of July 8, 1998

         Based on input from United's independent accountants, management believes that the restatement affected United's financial statements starting with fiscal year 1991. The following summarized financial data for the fiscal years 1991, 1992, 1993, 1994 and 1995 have been derived from previously audited consolidated financial statements of the Company, as adjusted for the effect of the restatement. The information for fiscal years 1991-1995 was not re-audited. A re-audit of those periods would involve unreasonable effort or expense. Management believes that certain critical records are not available. The Company believes that the accompanying information will satisfy the requirement to amend certain prior reports, under these circumstances, in reliance upon Exchange Act Rule 12b-21 as they represent the best and most current financial information that the Company has at this time relating to fiscal periods 1991 to 1995.

United Grocers, Inc.
Summarized Unaudited Adjusted Financial Data for the Fiscal Years 1995 to 1991
(in thousands)                                                      Page 1 of 3

                                    Fiscal Year
                                    1995                                             1994
                                 ----------------------------------------------   ----------------------------------------------
                                 As previously  Adjustments         As restated   As previously  Adjustments         As restated
                                    filed                                         filed
                                 -------------  -----------         -----------   -------------  -----------         -----------
Statement of Operations Data
Net sales                        $ 1,018,248    $ (22,795) A        $  995,453     $  954,220    $ (18,788)  A       $  935,432
Operating income (loss)               18,783        1,557  A, B, C      20,340         16,915         (671)  A, C        16,244
Patronage dividends                    8,350            -                8,350          8,730                             8,730
Net earnings (loss)                    1,379        2,306  C, B, D       3,685          1,563          481   C, D         2,044

Balance Sheet Data
Working capital                       52,511          753  B, D         53,264         45,258          420   D           45,678
Total assets                         322,456          753  B, D        323,209        306,836          420   D          307,256
Long-term notes payable              115,624            -              115,624        114,669                           114,669
Members' equity                       42,357      (10,005) B, C, D      32,352         40,425      (12,311)  C, D        28,114





                   A On July 8, 1998 United sold the insurance operations to an unrelated party. Accordingly, the results of operations of the insurance segment have been presented as "discontinued operations" in the consolidated statements of operations, and net sales and operating income (loss) have been adjusted accordingly.

                   B Management determined that inventory at the Cash & Carry division had been overstated, and adjusted year to date cost of sales accordingly.

                   C Management determined that certain lease/sublease contracts which had been entered into in prior years required an accrual to recognize the losses on those arrangements, and accordingly recorded an adjustment at the time in which the contract was entered.

                   D An adjustment was recorded to recognize the tax receivable generated from the carryback of net operating losses generated by the adjustments referred to above, and to recognize the amendments of prior year returns as a result of those adjustments.

United Grocers, Inc.
Summarized Unaudited Adjusted Financial Data for the Fiscal Years 1995 to 1991
(in thousands)                                                      Page 2 of 3


                                    Fiscal Year
                                    1993                                             1992
                                 ----------------------------------------------   ----------------------------------------------
                                 As previously  Adjustments         As restated   As previously  Adjustments         As restated
                                    filed                                         filed
                                 -------------  -----------         -----------   -------------  -----------         -----------
Statement of Operations Data
Net sales                        $   876,985    $ (20,525) A        $  856,460     $  896,587    $ (19,385) A        $  877,202
Operating income (loss)               11,291      (13,775) A, C         (2,484)        13,314         (373) A, C         12,941
Patronage dividends                    9,000                             9,000         10,211                            10,211
Net earnings (loss)                    1,714      (11,272) C, D         (9,558)         2,723         (250) C             2,473

Balance Sheet Data
Working capital                       41,819                            41,819         53,326                            53,326
Total assets                         285,342                           285,342        261,289                           261,289
Long-term notes payable              105,539                           105,539        104,645                           104,645
Members' equity                       39,112      (12,792) C, D         26,320         39,141       (1,520) C            37,621





                   A On July 8, 1998 United sold the insurance operations to an unrelated party. Accordingly, the results of operations of the insurance segment have been presented as "discontinued operations" in the consolidated statements of operations, and net sales and operating income (loss) have been adjusted accordingly.

                   B Management determined that inventory at the Cash & Carry division had been overstated, and adjusted year to date cost of sales accordingly.

                   C Management determined that certain lease/sublease contracts which had been entered into in prior years required an accrual to recognize the losses on those arrangements, and accordingly recorded an adjustment at the time in which the contract was entered.

                   D An adjustment was recorded to recognize the tax receivable generated from the carryback of net operating losses generated by the adjustments referred to above, and to recognize the amendments of prior year returns as a result of those adjustments.

United Grocers, Inc.
Summarized Unaudited Adjusted Financial Data for the Fiscal Years 1995 to 1991
(in thousands)                                                      Page 3 of 3


                                    Fiscal Year
                                    1991
                                 ----------------------------------------------
                                 As previously  Adjustments         As restated
                                    filed
                                 -------------  -----------         -----------
Statement of Operations Data
Net sales                        $   882,878    $ (17,941)  A       $  864,937
Operating income (loss)               13,126       (1,724)  A, C        11,402
Patronage dividends                   10,427                            10,427
Net earnings (loss)                    1,712       (1,270)  C              442

Balance Sheet Data
Working capital                       61,032                            61,032
Total assets                         249,205                           249,205
Long-term notes payable               98,685                            98,685
Members' equity                       36,431       (1,270)  C           35,161





                   A On July 8, 1998 United sold the insurance operations to an unrelated party. Accordingly, the results of operations of the insurance segment have been presented as "discontinued operations" in the consolidated statements of operations, and net sales and operating income (loss) have been adjusted accordingly.

                   B Management determined that inventory at the Cash & Carry division had been overstated, and adjusted year to date cost of sales accordingly.

                   C Management determined that certain lease/sublease contracts which had been entered into in prior years required an accrual to recognize the losses on those arrangements, and accordingly recorded an adjustment at the time in which the contract was entered.

                   D An adjustment was recorded to recognize the tax receivable generated from the carryback of net operating losses generated by the adjustments referred to above, and to recognize the amendments of prior year returns as a result of those adjustments.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED GROCERS, INC.
                                    (Registrant)


Date:  September 16, 1999           /s/ Mark Tweedie
                                    ------------------------------------------
                                    Mark Tweedie
                                    Chief Financial Officer and Vice President